EXHIBIT 32.2

EARTHFIRST TECHNOLOGIES, INCORPORATED

FORM 10-QSB

EARTHFIRST TECHNOLOGIES, INCORPORATED

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Earthfirst Technologies, Incorporated (the Company) on Form 10-QSB for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, John D. Stanton, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 19, 2004

/s/ John D. Stanton
John D. Stanton
Chief Executive Officer and
Chief Financial Officer